                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)      August 6, 1999

                         Commission File Number 0-13984

                     DIVERSIFIED CORPORATE RESOURCES, INC.
           (Exact name of registrant as specified in its charter)

          TEXAS                                            75-1565578
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                         Identification No.)


                       12801 NORTH CENTRAL EXPRESSWAY
                                  SUITE 350
                            DALLAS, TEXAS  75243
                  (Address of principal executive offices)


      Registrant's telephone number, including area code:  (972) 458-8500


  Former name, former address and former fiscal year if changed since last report:

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     The information required by this item was included in Item 5 of the Company's Form 10-Q filed August 16, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A) Financial Statements of Business Acquired


         Report of Independent Accountants                                  2
         Audited balance sheet                                              3
              December 25, 1998
         Audited statement of income                                        4
              Year ended December 25, 1998
         Audited statement of changes in stockholders' equity               5
              Year ended December 25, 1998
         Audited statement of cash flows                                    6
              Year ended December 25, 1998
         Notes to financial statements                                      7
              Year ended December 25, 1998

         Unaudited balance sheet                                           10
              June 30, 1999
         Unaudited statement of income                                     11
              Six months ended June 30, 1999
         Unaudited statement of changes in stockholders' equity            12
              Six months ended June 30, 1999
         Unaudited statement of cash flows                                 13
              Six months ended June 30, 1999
         Notes to financial statements                                     14
              Six months ended June 30, 1999

     (B) Pro Forma Financial Information                                   17

         Unaudited pro forma consolidated balance sheet                    18
              June 30, 1999
         Unaudited pro forma consolidated statement of income              19
              Year ended December 31, 1998
         Unaudited pro forma consolidated statement of income              20
              Six months ended June 30, 1999

     (C) Exhibits                                                          21

REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders of
MOUNTAIN, LTD.:

In our opinion, the accompanying balance sheet and the related statements of income, stockholders' equity and cash flows present fairly, in all material respects, the financial position of MOUNTAIN, LTD. as of December 25, 1998, and the results of its operations and cash flows for the year ended December 25, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP



Dallas, Texas
August 6, 1999

                                MOUNTAIN, LTD.

                                Balance Sheet
                              December 25, 1998


ASSETS
- ----------------------------------------------------------------

Current assets:
     Cash                                            $   129,366
     Accounts receivable                               1,629,514
     Prepaid expenses and other receivables               16,834
                                                     -----------

          Total current assets                         1,775,714

Fixed assets, net                                        183,128

                                                     -----------

          Total assets                               $ 1,958,842
                                                     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
- ----------------------------------------------------------------

Current liabilities:
     Note payable                                    $   664,768
     Accounts payable and accrued expenses               221,818
                                                     -----------

          Total current liabilities                      886,586
                                                     -----------

Commitments and contingencies

Stockholders' equity:
     Common stock, no par value; 2,000
          shares authorized, 201 shares
          issued and outstanding                               -
     Additional paid-in capital                           37,500
     Retained earnings                                 1,034,756
                                                     -----------

          Total stockholders' equity                   1,072,256
                                                     -----------

          Total liabilities and
               stockholders' equity                  $ 1,958,842
                                                     ===========

See notes to financial statements.

                                MOUNTAIN, LTD.
                             Statement of Income
                         Year Ended December 25, 1998


Contract placement services                      $ 11,400,729

Cost of services                                    9,452,672
                                                 ------------

     Gross margin                                   1,948,057

Selling, general and administrative expenses       (1,120,377)

Other income (expense):
     Interest expense                                 (38,542)
     Other, net                                         2,826
                                                 ------------

          Net income before income tax                791,964

Income tax expense                                    (48,020)
                                                 ------------

          Net income                             $    743,944
                                                 ============

See notes to financial statements.

                                MOUNTAIN, LTD.
                       Statement of Stockholders' Equity
                         Year Ended December 25, 1998


                              Common   Additional
                              Stock     Paid-In      Retained    Stockholders'
                              Shares    Capital      Earnings       Equity
                              -----   -----------  ------------  -------------
Balance at December 26, 1997   201    $   37,500   $    887,929  $     925,429

Net income                                              743,944        743,944

Distributions to stockholders                          (597,117)      (597,117)
                              -----   ----------   ------------  -------------

Balance at December 25, 1998   201    $   37,500   $  1,034,756  $   1,072,256
                              =====   ==========   ============  =============


See notes to financial statements.

                                MOUNTAIN, LTD.
                           Statement of Cash Flows
                         Year Ended December 25, 1998


Cash flows from operating activities:
     Net income                                                   $ 743,944
     Adjustments to reconciles net income to cash
          provided by operating activities:
          Depreciation                                               43,035
          Changes in operating assets and liabilities:

               Accounts receivable                                 (587,318)
               Prepaid expenses and other receivables                 8,642
               Accounts payable and accrued expenses                135,114
                                                                  ---------
               Net cash provided by operating activities            343,417
                                                                  ---------


Cash flows from investing activities:
     Capital expenditures                                           (79,765)
                                                                  ---------


Cash flows from financing activities:
     Net borrowings under revolver                                  307,077
     Distributions to stockholders                                 (597,117)
     Deposits                                                         2,799
                                                                  ---------
               Net cash flows used in financing activities         (287,241)
                                                                  ---------


     Decrease in cash                                               (23,589)
     Cash, beginning of year                                        152,955
                                                                  ---------
               Cash, end of year                                  $ 129,366
                                                                  =========


Supplemental cash flow information:
     Cash paid for interest                                       $  38,542
                                                                  =========
     Cash paid for taxes                                          $  42,628
                                                                  =========


See notes to financial statements.

                                 MOUNTAIN, LTD.
                         Notes to Financial Statements
                          Year Ended December 25, 1998

1.   NATURE OF OPERATIONS:

MOUNTAIN, LTD. (the "Company") provides telecommunications engineering and related support services to the telecommunications industry on a worldwide basis. The majority of the Company's clients are telephone operating companies and long distance toll carriers throughout the United States. However, the Company operates several divisions as follows:

     V&M Communication Services
          VMCS was acquired in 1989 for the purpose of establishing a presence with (then) Pacific Bell Telephone Company. This division remains active and is a registered name, or D/B/A, in several of the western states.

     PROTELCON, INC.
          PROTELCON is an acronym for Professional Telephone Consultants, Ltd. This division is used as a D/B/A for MOUNTAIN, LTD. in several states where neither the name MOUNTAIN, LTD. nor V&M Communications Services were used in the corporate registration process.

     Ditch Witch of West Africa
          In the 1980's MOUNTAIN, LTD. was a factory-authorized dealership for this brand of underground construction equipment. This division actively pursued sales and service agreements throughout western and eastern Africa. Today, both this effort and this dealership are inactive. Ditch Witch of West Africa is another D/B/A of MOUNTAIN, LTD.

     The Land Survey Team
          This operating division was developed to address the need for real property and boundary surveys required by utility clientele. This division continues to operate, however, it no longer performs land-surveying services with in-house staff. Such services are now provided through a network of approved subcontractors. As an in-house operating division, the land survey team provides Global Positioning System utility mapping services.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Estimates:
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fixed Assets:
Property and equipment are recorded at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful life of the individual assets or the related lease terms, if applicable, whichever is shorter. Upon retirement or sale, the cost and related accumulated depreciation and amortization are removed from the accounts and any resultant gains or losses are included in the statement of income. Maintenance and repair costs are charged to expense as incurred. The estimated useful lives of each class of assets are as follows:

               Furniture and fixtures               10 years
               Engineering and office equipment    3-5 years
               Vehicles                             10 years

Fair Value of Financial Instrument:
The Company's financial instrument consists of a revolving line of credit. The Company believes the recorded value approximates fair value.

Revenue Recognition and Cost of Services:
Revenues from contract placement services are recognized by the Company upon performance of services. Cost of services consists of expenses for the operations of the Company's office, principally direct wages and payroll taxes paid to the consultants. Accounts receivable includes approximately $11,800 of unbilled receivables that were billed in 1999.

Advertising Costs:
Advertising costs, expensed as incurred, were approximately $48,900 for 1998.

Income Tax:
The Company is not generally subject to federal income taxation due to the Company's election of `S' corporation status, whereby substantially all its tax attributes and obligations accrue to the stockholders. Therefore, the Company has no federal income tax provision. The income tax provision is the result of certain states in which the Company transacts business that do not recognize `S' corporation status as it relates to state income and franchise taxes.

Fiscal Year:
The Company's fiscal year ends on the last Friday in December.


3.       FIXED ASSETS:

As of December 25, fixed assets consisted of:

                       Vehicles                           $  76,619
                       Furniture and fixtures                33,236
                       Engineering and office equipment     177,352
                                                          ---------
                                                            287,207
                       Less accumulated depreciation        104,079
                                                          ---------
                                                          $ 183,128
                                                          =========


4.       NOTE PAYABLE:

The Company has a line of credit for $1,000,000 at "National Prime" plus .5% (8.25%), collaterallized by substantially all Company assets. The amount of available borrowings is based on formula-determined amounts of accounts receivable and unbilled receivables. Under the terms of the agreement the Company is required to maintain on deposit with the bank a cash balance of $15,000. The note is on demand, and will expire May 30, 2000. The line of credit has been personally guaranteed by the stockholders.

5.       LEASE COMMITMENT:

The Company leases its principal office space. Rent expense for 1998 was approximately $45,100. The Company is liable for the future minimum lease payments as follows:

                              1999          $  36,331
                              2000             36,331
                              2001             36,331
                              2002             36,331
                              2003             36,331
                              Thereafter        3,028
                                            ---------
                                            $ 184,683
                                            =========

6.       CONCENTRATION OF CREDIT RISK:

Approximately 50% of the Company's revenues and approximately 57% of accounts receivable, are related to one customer. However, contracts with this customer are individually negotiated and obtained from over seventy of the customer's regional managers.

The Company maintains cash on deposit in accounts which at times exceed federally insured limits. The Company has not experienced any losses on such accounts and believes it is not exposed to any significant credit risk on cash.

7.       EMPLOYEE BENEFIT PLAN:

The Company has established an employee benefit plan, under 401K of the Internal Revenue Code, which covers substantially all employees. The plan provides for voluntary employee contributions only. In 1998 the Company incurred $4,900 of costs administering the 401K plan.

8.       SUBSEQUENT EVENT:

On August 6, 1999, Diversified Corporate Resources, Inc. ("DCRI") completed the acquisition of all of the outstanding stock of MOUNTAIN, LTD. The purchase price consists of approximately $2,430,000 in cash, 75,000 shares of DCRI's Common Stock (subject to a lock-up agreement) and three annual deferred payments of approximately $1,180,000 each, beginning October 1, 2000. The deferred payments will be reduced up to 50% each if certain levels of profitability are not maintained.

                                 MOUNTAIN, LTD.
                                  Balance Sheet
                                  June 30, 1999
                                   (Unaudited)


ASSETS
- ----------------------------------------------------------------

Current assets:
     Cash                                            $    97,618
     Accounts receivable                               1,829,334
     Prepaid expenses and other receivables               24,794
                                                     -----------

          Total current assets                         1,951,746

Fixed assets, net                                        280,333

Other assets                                               8,598
                                                     -----------

          Total assets                               $ 2,240,677
                                                     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
- ----------------------------------------------------------------

Current liabilities:

     Note payable                                    $   563,849
     Accounts payable and accrued expenses               230,023
                                                     -----------

          Total current liabilities                      793,872
                                                     -----------

Commitments and contingencies

Stockholders' equity:
     Common stock, no par value; 2,000
          shares authorized, 201 shares
          issued and outstanding                               -
     Additional paid-in capital                           37,500
     Retained earnings                                 1,409,305
                                                     -----------

          Total stockholders' equity                   1,446,805
                                                     -----------

          Total liabilities and
               stockholders' equity                  $ 2,240,677
                                                     ===========

See notes to financial statements.

                                 MOUNTAIN, LTD.
                               Statement of Income
                         Six Months Ended June 30, 1999
                                   (Unaudited)


Contract placement services                      $ 6,445,290

Cost of services                                   5,391,319
                                                 -----------

     Gross margin                                  1,053,971

Selling, general and administrative expenses        (534,799)

Other income (expense):

     Interest expense                                (21,076)
     Other, net                                            6
                                                 -----------

          Net income before income tax               498,102

Income tax expense                                   (24,787)
                                                 -----------

          Net income                             $   473,315
                                                 ===========


See notes to financial statements.

                                MOUNTAIN, LTD.
                       Statement of Stockholders' Equity
                        Six Months Ended June 30, 1999
                                 (Unaudited)


                                Common   Additional
                                Stock     Paid-In     Retained    Stockholders'
                                Shares    Capital     Earnings        Equity
                                -----   ----------   -----------  -------------
Balance at December 26, 1998     201     $ 37,500    $   887,929   $   925,429

Net income                                             473,315       473,315

Distributions to stockholders                          (98,766)      (98,766)
                                ----     --------    -----------   -----------

Balance at June 30, 1999         201     $ 37,500    $ 1,409,305   $ 1,446,805
                                ====     ========    ===========   ===========


See notes to financial statements.

                                 MOUNTAIN, LTD.
                             Statement of Cash Flows
                         Six Months Ended June 30, 1999
                                   (Unaudited)

Cash flows from operating activities:
     Net income                                                   $ 473,315
     Adjustments to reconciles net income to cash
          provided by operating activities:
          Depreciation                                               32,665
          Changes in operating assets and liabilities:

               Accounts receivable                                 (199,820)
               Prepaid expenses and other receivables                (7,960)
               Accounts payable and accrued expenses                  8,205
                                                                  ---------
               Net cash provided by operating activities            306,405
                                                                  ---------


Cash flows from investing activities:
     Capital expenditures                                          (129,870)
                                                                  ---------


Cash flows from financing activities:
     Net borrowings under revolver                                 (100,919)
     Distributions to stockholders                                  (98,766)
     Deposits                                                        (8,598)
                                                                  ---------
               Net cash flows used in financing activities         (208,283)
                                                                  ---------


     Decrease in cash                                               (31,748)
     Cash, beginning of year                                        129,366
                                                                  ---------
               Cash, end of year                                  $  97,618
                                                                  =========


Supplemental cash flow information:

     Cash paid for interest                                       $  20,824
                                                                  =========

     Cash paid for taxes                                          $  34,958
                                                                  =========

See notes to financial statements.

                                 MOUNTAIN, LTD.
                          Notes to Financial Statements
                         Six Months Ended June 30, 1999
                                   (Unaudited)

1.   NATURE OF OPERATIONS:

MOUNTAIN, LTD. (the "Company") provides telecommunications engineering and related support services to the telecommunications industry on a worldwide basis. The majority of the Company's clients are telephone operating companies and long distance toll carriers throughout the United States. However, the Company operates several divisions as follows:

     V&M Communication Services
          VMCS was acquired in 1989 for the purpose of establishing a presence with (then) Pacific Bell Telephone Company. This division remains active and is a registered name, or D/B/A, in several of the western states.

     PROTELCON, INC.
          PROTELCON is an acronym for Professional Telephone Consultants, Ltd. This division is used as a D/B/A for MOUNTAIN, LTD. in several states where neither the name MOUNTAIN, LTD. nor V&M Communications Services were used in the corporate registration process.

     Ditch Witch of West Africa
          In the 1980's MOUNTAIN, LTD. was a factory-authorized dealership for this brand of underground construction equipment. This division actively pursued sales and service agreements throughout western and eastern Africa. Today, both this effort and this dealership are inactive. Ditch Witch of West Africa is another D/B/A of MOUNTAIN, LTD.

     The Land Survey Team
          This operating division was developed to address the need for real property and boundary surveys required by utility clientele. This division continues to operate, however, it no longer performs land-surveying services with in-house staff. Such services are now provided through a network of approved subcontractors. As an in-house operating division, the land survey team provides Global Positioning System utility mapping services.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Estimates:
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fixed Assets:
Property and equipment are recorded at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful life of the individual assets or the related lease terms, if applicable, whichever is shorter. Upon retirement or sale, the cost and related accumulated depreciation and amortization are removed from the accounts and any resultant gains or losses are included in the statement of income. Maintenance and repair costs are charged to expense as incurred. The estimated useful lives of each class of assets are as follows:

               Furniture and fixtures               10 years
               Engineering and office equipment    3-5 years
               Vehicles                             10 years

Fair Value of Financial Instrument:
The Company's financial instrument consists of a revolving line of credit. The Company believes the recorded value approximates fair value.

Revenue Recognition and Cost of Services:
Revenues from contract placement services are recognized by the Company upon performance of services. Cost of services consists of expenses for the operations of the Company's office, principally direct wages and payroll taxes paid to the consultants. Accounts receivable includes approximately $11,800 of unbilled receivables that were billed in 1999.

Advertising Costs:
Advertising costs, expensed as incurred, were approximately $29,383 for the six months ended June 30, 1999.

Income Tax:
The Company is not generally subject to federal income taxation due to the Company's election of `S' corporation status, whereby substantially all its tax attributes and obligations accrue to the stockholders. Therefore, the Company has no federal income tax provision. The income tax provision is the result of certain states in which the Company transacts business that do not recognize `S' corporation status as it relates to state income and franchise taxes.

Fiscal Year:
The Company's fiscal year ends on the last Friday in December.

3.   FIXED ASSETS:

As of June 30, fixed assets consisted of:

                       Vehicles                           $  76,619
                       Furniture and fixtures                36,521
                       Engineering and office equipment     302,209
                       Leasehold improvements                 1,728
                                                          ---------
                                                            417,077
                       Less accumulated depreciation        136,744
                                                          ---------
                                                          $ 280,333
                                                          =========

4.   NOTE PAYABLE:

The Company has a line of credit for $1,000,000 at "National Prime" plus .5% (8.25%), collaterallized by substantially all Company assets. The amount of available borrowings is based on formula-determined amounts of accounts receivable and unbilled receivables. Under the terms of the agreement the Company is required to maintain on deposit with the bank a cash balance of $15,000. The note is on demand, and will expire May 30, 2000. The line of credit has been personally guaranteed by the stockholders.

5.   LEASE COMMITMENT:

The Company leases its principal office space. Rent expense for the six months ended June 30, 1999 was approximately $27,300.

6.   CONCENTRATION OF CREDIT RISK:

Approximately 50% of the Company's revenues and approximately 57% of accounts receivable, are related to one customer. However, contracts with this customer are individually negotiated and obtained from over seventy of the customer's regional managers.

The Company maintains cash on deposit in accounts which at times exceed federally insured limits. The Company has not experienced any losses on such accounts and believes it is not exposed to any significant credit risk on cash.

7.   EMPLOYEE BENEFIT PLAN:

The Company has established an employee benefit plan, under 401K of the Internal Revenue Code, which covers substantially all employees. The plan provides for voluntary employee contributions only. For the six months ended June 30, 1999 the Company incurred approximately $2,400 of costs administering the 401K plan.

8.   SUBSEQUENT EVENT:

On August 6, 1999, Diversified Corporate Resources, Inc. ("DCRI") completed the acquisition of all of the outstanding stock of MOUNTAIN, LTD. The purchase price consists of approximately $2,430,000 in cash, 75,000 shares of DCRI's Common Stock (subject to a lock-up agreement) and three annual deferred payments of approximately $1,180,000 each, beginning October 1, 2000. The deferred payments will be reduced up to 50% each if certain levels of profitability are not maintained.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the acquisition of MOUNTAIN, LTD. ("Mountain") by Diversified Corporate Resources, Inc. ("DCRI") pursuant to a Purchase Agreement, dated August 6, 1999. This pro forma information has been prepared utilizing the historical financial statements of DCRI, Texcel, Inc. and Texcel Technical Services, Inc. (collectively "Texcel"), and Mountain. This information should be read in conjunction with the historical financial statements and notes thereto of DCRI which are incorporated by reference to DCRI's Form 10-K and the historical financial statements of Mountain which are incorporated within this Form 8-K. The pro forma financial data are provided for comparative purposes only and do not purport to be indicative of the results which actually would have been obtained if the acquisition had been effected on the dates indicated, or of the results which may be obtained in the future.

The pro forma financial information is based on the purchase method of accounting for the acquisition. The pro forma adjustments are described in the accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheet and Notes to Unaudited Pro Forma Consolidated Statements of Income. The Unaudited Pro Forma Consolidated Balance Sheet at June 30, 1999 assumes that the acquisition of Mountain had occurred on June 30, 1999. The Unaudited Pro Forma Consolidated Statements of Income for the year ended December 31, 1998 assumes that the acquisition of Texcel and the acquisition of Mountain had occurred on January 1, 1998. The Unaudited Pro Forma Consolidated Statements of Income for the six months ended June 30, 1999 assumes that the acquisition of Mountain had occurred on January 1, 1999.

ACQUISITION

The consideration paid to the former stockholders of Mountain (collectively, the "Stockholders") consisted of approximately $2,430,000 in cash, 75,000 shares of DCRI's Common Stock and three annual deferred payments of approximately $1,180,000 each beginning October 1, 2000. The deferred payments will be reduced if the level of 1998 adjusted earnings before interest, taxes, depreciation, and amortization, approximately $1,100,000, is not maintained. The reduction will be on a pro-rata basis up to a maximum of 25% unless a service contract with a specific customer is not renewed or cancelled; in which case the maximum reduction will be 50%. Additionally, if Mountain's net working capital (as defined in the Purchase Agreement) exceeds $1,000,000 as of the closing date of the acquisition, such excess will be paid to the Shareholders the later of 45 days after the closing date or when the working capital is received by Mountain.

ASSUMPTIONS

Although neither DCRI nor Mountain has complete information at this time as to the fair value of Mountain's individual assets and liabilities, an estimate of the eventual allocation of the purchase price was made on the basis of available information. The final allocation of the purchase price will be made on the basis of appraisals and valuations, which give effect to various factors including the nature and intended future use of assets. It is not anticipated that any change in the allocation price will be material from the pro forma adjustments.

For the purpose of pro forma presentations, the excess purchase price over the fair market value of the net assets acquired is being amortized over an estimated life of twenty (20) years.

                      Diversified Corporate Resources, Inc.
                 Unaudited Pro Forma Consolidated Balance Sheet
                                  June 30, 1999

                                             DCRI      MOUNTAIN,LTD.  Adjustments
                                          Historical    Historical        and          Pro Forma
ASSETS                                      6/30/99       6/30/99     Elimination      Combined
- --------------------------------------    -----------   -----------   -----------     -----------
CURRENT ASSETS:
   Cash and cash equivalents              $ 3,165,952   $    97,618   $(2,458,608)A   $   654,962
                                                                         (150,000)B
   Trade accounts receivable, net           7,379,357     1,829,334                     9,208,691
   Receivables from related parties            28,701             -                        28,701
   Prepaid expenses and other
      current assets                          356,346        24,794                       381,140
   Federal income taxes receivable            133,974             -                       133,974
   Deferred income taxes                      304,325             -                       304,325
                                          -----------   -----------   -----------     -----------
      TOTAL CURRENT ASSETS                 11,368,655     1,951,746    (2,608,608)     10,711,793

PROPERTY AND EQUIPMENT, NET                 3,303,924       280,333                     3,584,257

OTHER ASSETS:

   Intangibles, net                         3,700,826             -     2,771,167 A     6,721,993
                                                                          250,000 B

   Other                                      323,642         8,598      (100,000)B       232,240
                                          -----------   -----------   -----------     -----------
                                          $18,697,047   $ 2,240,677   $   312,559     $21,250,283
                                          ===========   ===========   ===========     ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
- --------------------------------------
CURRENT LIABILITIES:
   Note payable                           $         -   $   563,849   $         -     $   563,849
   Trade accounts payable and accrued
      expenses                              3,449,348       230,023             -       3,679,371
   Current maturities of capital lease
      obligations                              24,032             -             -          24,032
   Current maturities of long-term debt       691,007             -             -         691,007
                                          -----------   -----------   -----------     -----------
      TOTAL CURRENT LIABILITIES             4,164,387       793,872             -       4,958,259

DEFERRED LEASE RENTS                           74,163             -             -          74,163

LONG-TERM DEBT:
   Capital lease obligations, net of
      current maturities                       16,469             -             -          16,469
   Long-term debt, net of current
      maturities                            1,227,487             -     1,481,489 A     2,708,976
   Deferred income taxes                        2,413             -             -           2,413
                                          -----------   -----------   -----------     -----------
      TOTAL LONG-TERM DEBT                  1,246,369             -     1,481,489       2,727,858

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY                       13,212,128     1,446,805    (1,168,930)A    13,490,003
                                          -----------   -----------   -----------     -----------
                                          $18,697,047   $ 2,240,677   $   312,559     $21,250,283
                                          ===========   ===========   ===========     ===========

Notes to unaudited pro forma consolidated balance sheet:
A.  To record initial cash and share consideration
B.  To reflect estimated acquisition costs

                      Diversified Corporate Resources, Inc.
                Unaudited Pro Forma Consolidated Income Statement
                          Year Ended December 31, 1998

                                         Adjustments
                              DCRI         for 1998    MOUNTAIN,LTD.  Adjustments
                           Historical    Acquisitions   Historical        and         Pro Forma
                            12/31/98      (Combined)     12/31/98     Elimination     Combined
                           -----------   ------------  -----------    -----------    -----------
Net Service Revenues:
   Permanent placement     $ 22,463,649  $ 4,459,998   $         -    $        -     $ 26,923,647
   Specialty services         6,472,457    1,379,564             -             -        7,852,021
   Contract placement        12,630,072            -    11,400,729             -       24,030,801
   Training                     666,556            -             -             -          666,556
                           ------------  -----------   -----------    ----------     ------------
                             42,232,734    5,839,562    11,400,729             -       59,473,025

Cost of Services             29,506,534    4,076,498     9,452,672             -       43,035,704
                           ------------  -----------   -----------    ----------     ------------

Gross Margin                 12,726,200    1,763,064     1,948,057             -       16,437,321
                           ------------  -----------   -----------    ----------     ------------
Selling, General and
   Administrative Expenses  (10,319,936)  (1,321,480)   (1,120,377)     (184,627)A    (12,946,420)
                           ------------  -----------   -----------    ----------     ------------

Other Income (Expenses):
   Loss from joint venture
      operations               (223,362)           -             -             -         (223,362)
   Interest income
      (expense), net            283,773     (188,125)      (38,542)     (271,342)B       (214,236)
   Other, net                     9,019       16,187         2,826             -           28,032
                           ------------  -----------   -----------    ----------     ------------
                                 69,430     (171,938)      (35,716)     (271,342)        (409,566)
                           ------------  -----------   -----------    ----------     ------------
Income Before Income Taxes    2,475,694      269,646       791,964      (455,969)       3,081,335

Income Tax Expense             (897,829)    (107,859)      (48,020)      (86,378)C     (1,140,086)
                           ------------  -----------   -----------    ----------     ------------
      Net Income           $  1,577,865  $   161,787   $   743,944    $ (542,347)    $  1,941,249
                           ============  ===========   ===========    ===========    ============


Basic Earnings Per Share   $        .57                                              $        .67
                           ============                                              ============
Weighted Average Common
   Shares Outstanding         2,752,154       75,000                       75,000       2,902,154
                           ============  ===========                  ===========    ============

Diluted Earnings Per Share $        .55                                              $        .65
                           ============                                              ============
Weighted Average Common
   and Common Equivalent
   Shares Outstanding         2,857,577       75,000                       75,000       3,007,577
                           ============  ===========                  ===========    ============

Notes to unaudited pro forma consolidated income statement:
A.  To record amortization - intangibles
B.  To record interest effects of transaction
C. To record tax effect of MOUNTAIN, LTD. operations (estimated at 40% of income before taxes)

                      Diversified Corporate Resources, Inc.
                Unaudited Pro Forma Consolidated Income Statement
                         Six Months Ended June 30, 1999


                                DCRI      MOUNTAIN, LTD.  Adjustments
                             Historical    Historical         and          Pro Forma
                               6/30/99       6/30/99      Elimination      Combined
                             -----------  -------------   ------------    -----------
Net Service Revenues:
   Permanent placement       $13,216,272   $         -    $         -     $13,216,272
   Specialty services          3,636,229             -              -       3,636,229
   Contract placement          6,528,440     6,445,290              -      12,973,730
   Training                      782,238             -              -         782,238
                             -----------   -----------    -----------     -----------
                              24,163,179     6,445,290              -      30,608,469

Cost of Services              17,173,463     5,391,319              -      22,564,782
                             -----------   -----------    -----------     -----------

Gross Margin                   6,989,716     1,053,971              -       8,043,687
                             -----------   -----------    -----------     -----------
Selling, General and
   Administrative Expenses    (6,269,147)     (534,799)       (88,643)A    (6,892,589)

Other Income (Expenses):
   Interest income
      (expense), net              (9,681)      (21,076)      (135,115)B      (165,872)
   Other, net                          -             6              -               6
                             -----------   -----------    -----------     -----------
                                  (9,681)      (21,070)      (135,115)       (165,866)
                             -----------   -----------    -----------     -----------

Income Before Income Taxes       710,888       498,102       (223,758)        985,232

Income Tax Expense              (277,246)      (24,787)       (84,951)C      (386,984)
                             -----------   -----------    -----------     -----------

      Net Income             $   433,642   $   473,315    $  (308,709)    $   598,248
                             ===========   ===========    ===========     ===========

Basic Earnings Per Share     $       .16                                  $       .21
                             ===========                                  ===========
Weighted Average Common
   Shares Outstanding          2,744,157                       75,000       2,819,157
                             ===========                  ===========     ===========

Diluted Earnings Per Share   $       .16                                  $       .21
                             ===========                                  ===========
Weighted Average Common
   and Common Equivalent
   Shares Outstanding          2,777,399                       75,000       2,852,399
                             ===========                  ===========     ===========

Notes to unaudited pro forma consolidated income statement:
A.  To record amortization - intangibles
B.  To record interest effects of transaction
C. To record tax effect of MOUNTAIN, LTD. operations (estimated at 40% of income before taxes)

DIVERSIFIED CORPORATE RESOURCES, INC. AND SUBSIDIARIES


C.   EXHIBITS

     (1)     Consent of Independent Public Accountants - filed herewith

     (2) Purchase Agreement, by and between the Company and the stockholders of MOUNTAIN, LTD. (incorporated by reference to Exhibit 10.3 of the Company's Form 10-Q filed August 16, 1999)

     (3) Employment Agreement, by and between the Company and Joseph H. Hosmer (incorporated by reference to Exhibit 10.4 of the Company's Form 10-Q filed August 16, 1999)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  DIVERSIFIED CORPORATE RESOURCES, INC.
                              Registrant




Date:  September 30, 1999        By:  /s/ Douglas G. Furra
                                      ---------------------------------
                                      Douglas G. Furra
                                      CHIEF FINANCIAL OFFICER
                                      (Principal Financial Officer)